eMARINE Global Inc.

(Formerly Known as e-Marine Co., Ltd.)

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2017 AND DECEMBER 31, 2016

F-1

eMARINE Global Inc. (Formerly Known as e-Marine Co., Ltd.)

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2017

	e-Marine		Pollex	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	￦	52,635,625	9,816,607	(9,816,607)	a	52,635,625
Short-term financial instruments		30,000,657	-			30,000,657
Accounts receivable, net of of allowance for doubtful accounts		168,615,884	-			168,615,884
Inventories		9,850,000	-			9,850,000
Loans to related parties		175,485,000	-			175,485,000
Other current assets		55,329,382	-			55,329,382
Total Current Assets		491,916,548	9,816,607			491,916,548

Property and equipment, net		40,229,947	-			40,229,947
Goodwill		1,930,625,000	-			1,930,625,000
Intangible assets, net		3,502,327	-			3,502,327
Deposits		100,147,660	1,487,018	(1,487,018)	a	100,147,660
Total Assets	￦	2,566,421,482	11,303,625			2,566,421,482

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	￦	968,855,055	-			968,855,055
Nontrade payables		1,067,990,173	-			1,067,990,173
Other current liabilities		414,938,452	11,636,488	(11,636,488)	a	414,938,452
Due to affiliates		-	-			-
Advances from affiliate		-	-			-
Short-term borrowings		3,210,000,000	-			3,210,000,000
Current portion of long-term debt		-	-			-
Total Current Liabilities		5,661,783,680	11,636,488			5,661,783,680

Long-term debt		1,046,880,718	-			1,046,880,718
Loans from related parties		-	-			-
Accrued benefit pension liability		737,201,109	-			737,201,109
Total Liabilities		7,445,865,507	11,636,488			7,445,865,507

Temporary Equity - Redeemable convertible preferred stock		-

STOCKHOLDERS' EQUITY :
Common stock		2,582,860,000	1,142,716	(1,142,716)	c	18,301,760
				(2,582,860,000)	c
				18,301,760	c
Additional paid-in capital		1,380,580,628	161,662,429,267	(161,662,429,267)	c	3,945,138,868
				(1,380,580,628)	c
				3,945,138,868	c
Other comprehensive loss		25,707,165	-			25,707,165
Accumulated deficit		(8,868,591,818)	(161,663,904,846)	161,663,904,846		(8,868,591,818)
Total Stockholders' Deficit		(4,879,444,025)	(332,863)			(4,879,444,025)
Total Liabilities and Stockholders' Deficit	￦	2,566,421,482	11,303,625			2,566,421,482

The accompanying notes are an integral part of these unaudited proforma condensed consolidated combined financial statements.

F-2

eMARINE Global Inc. (Formerly Known as e-Marine Co., Ltd.)

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2016

	e-Marine		Pollex	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	￦	157,970,617	11,058,502	(11,058,502)	a	157,970,617
Short-term financial instruments		65,000,000	-			65,000,000
Accounts receivable, net of of allowance for doubtful accounts		307,115,838	-			307,115,838
Inventories		231,290,000	-			231,290,000
Loans to related parties		164,000,000	-			164,000,000
Other current assets		68,971,660	-			68,971,660
Total Current Assets		994,348,115	11,058,502			994,348,115

Property and equipment, net		24,987,166	-			24,987,166
Goodwill		1,930,625,000	-			1,930,625,000
Intangible assets, net		7,239,382	-			7,239,382
Deposits		87,797,660	1,569,438	(1,569,438)	a	87,797,660
Total Assets	￦	3,044,997,323	12,627,940			3,044,997,323

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	￦	956,395,420	142,618,453	(142,618,453)	a	956,395,420
Nontrade payables		1,167,346,765	-			1,167,346,765
Other current liabilities		287,615,107	750,187,742	(750,187,742)	a	287,615,107
Due to affiliates		-	1,738,921,610	(1,738,921,610)	a	-
Advances from affiliate		-	854,445,509	(854,445,509)	a	-
Short-term borrowings		2,632,724,576	1,467,785,501	(1,467,785,501)	a	2,632,724,576
Current portion of long-term debt		120,000,000	-			120,000,000
Total Current Liabilities		5,164,081,868	4,953,958,814			5,164,081,868

Long-term debt		730,000,000	-			730,000,000
Loans from related parties		221,505,317	-			221,505,317
Accrued benefit pension liability		880,655,584	-			880,655,584
Total Liabilities		6,996,242,769	4,953,958,814			6,996,242,769

Temporary Equity - Redeemable convertible preferred stock		636,007,020	-	(636,007,020)	b	-

STOCKHOLDERS' EQUITY :
Common stock		2,454,860,000	6,181,171	(6,181,171)	c	19,316,160
				(2,454,860,000)	c
				19,316,160	c
Additional paid-in capital		872,573,608	165,533,287,091	(165,533,287,091)	c	3,944,124,468
				(872,573,608)	c
				3,944,124,468	c
Other comprehensive loss		(73,137,934)	-			(73,137,934)
Accumulated deficit		(7,841,548,140)	(170,480,799,136)	170,480,799,136		(7,841,548,140)
Total Stockholders' Deficit		(4,587,252,466)	(4,941,330,874)			(3,951,245,446)
Total Liabilities and Stockholders' Deficit	￦	3,044,997,323	12,627,940			3,044,997,323

The accompanying notes are an integral part of these unaudited proforma condensed consolidated combined financial statements.

F-3

eMARINE Global Inc. (Formerly Known as e-Marine Co., Ltd.)

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss

For the 6 month period ended June 30, 2017

	e-Marine		Pollex	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenue
Product	￦	898,800,843				898,800,843
Service		1,071,321,600	114,746,512	(114,746,512)	a	1,071,321,600
Total revenue		1,970,122,443	114,746,512			1,970,122,443
Cost of revenue
Product		842,289,562				842,289,562
Service		1,082,670,207	114,194,951	(114,194,951)	a	1,082,670,207
Total cost of revenue		1,924,959,769	114,194,951			1,924,959,769
Gross margin		45,162,674	551,562			45,162,674

Selling, general and administrative expenses		311,357,706	124,713,448	(124,713,448)	a	311,357,706
Loss from operations		(266,195,032)	(124,161,886)			(266,195,032)

Other expense:
Interest expense, net		(103,484,351)	(34,461,752)	34,461,752	a	(103,484,351)
Other income (expense), net		(9,478,240)	-			(9,478,240)
Total other expense		(112,962,591)	(34,461,752)			(112,962,591)

Loss before provision for income taxes		(379,157,623)	(158,623,638)			(379,157,623)

Income tax expense (benefit)		(27,879,386)	-			(27,879,386)

Net loss	￦	(351,278,237)	(158,623,638)			(351,278,237)

Net loss per common share, basic and diluted	￦	(1,418.69)	(1,204.61)			(23.46)
Weighted average common shares outstanding - basic and diluted		247,608	131,681			14,975,000

Net loss	￦	(351,278,237)	(158,623,638)			(351,278,237)
Other comprehensive income (loss):
Remeasurement of pension liabilities		98,845,099	-			98,845,099
Comprehensive loss	￦	(252,433,138)	(158,623,638)			(252,433,138)

The accompanying notes are an integral part of these unaudited proforma condensed consolidated combined financial statements.

F-4

eMARINE Global Inc. (Formerly Known as e-Marine Co., Ltd.)

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss

For the year ended December 31, 2016

	e-Marine		Pollex	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenue
Product	￦	2,321,425,357	-			2,321,425,357
Service		2,543,714,731	186,292,985	(186,292,985)	a	2,543,714,731
Total revenue		4,865,140,088	186,292,985			4,865,140,088
Cost of revenue
Product		1,959,183,691	-			1,959,183,691
Service		1,731,370,048	278,693,970	(278,693,970)	a	1,731,370,048
Total cost of revenue		3,690,553,739	278,693,970			3,690,553,739
Gross margin		1,174,586,349	(92,400,986)			1,174,586,349

Selling, general and administrative expenses		2,286,684,595	255,661,075	(255,661,075)	a	2,286,684,595
Loss from operations		(1,112,098,246)	(348,062,061)			(1,112,098,246)

Other expense:
Interest expense, net		(198,555,730)	(84,941,277)	84,941,277	a	(198,555,730)
Other income (expense), net		11,069,107	-			11,069,107
Total other expense		(187,486,623)	(84,941,277)			(187,486,623)

Loss before provision for income taxes		(1,299,584,869)	(433,003,338)			(1,299,584,869)

Income tax expense (benefit)		(16,204,615)	-			(16,204,615)

Net loss	￦	(1,283,380,254)	(433,003,338)			(1,283,380,254)

Net loss per common share, basic and diluted	￦	(5,232)	(85)			(85.70)
Weighted average common shares outstanding - basic and diluted		245,286	5,121,689			14,975,000

Net loss	￦	(1,283,380,254)	(433,003,338)			(1,283,380,254)
Other comprehensive income (loss):
Remeasurement of pension liabilities		57,452,724	-			57,452,724
Comprehensive loss	￦	(1,225,927,530)	(433,003,338)			(1,225,927,530)

The accompanying notes are an integral part of these unaudited proforma condensed consolidated combined financial statements.

F-5

eMARINE Global Inc.

Formerly Known as e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2017 AND DECEMBER 31, 2016

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Overview

On July 25, 2017, eMARINE Global Inc. (then known as e-Marine Co., Ltd.) (“the Company”) entered into a share exchange agreement (the “Exchange Agreement”) with Pollex, Inc., a Nevada corporation (“Pollex”), and the shareholders of the Company (the “Shareholders”), pursuant to which the Shareholders assigned, transferred and delivered, free and clear of all liens, 100% of the issued and outstanding shares of common stock of the Company, representing 100% of the equity interest in the Company (the “Shares”) to Pollex in exchange for 14,975,000 restricted shares of common stock of Pollex (the “Exchange Shares”). The transaction closed on July 25, 2017 (the “Closing Date”).

As a result, the Company became a wholly-owned subsidiary of Pollex, and the Shareholders acquired a controlling interest in Pollex (the “Share Exchange”). For accounting purposes, the Share Exchange was treated as an acquisition of Pollex and a recapitalization of the Company. The Company is the accounting acquirer, and the results of its operations carryover. Accordingly, the operations of Pollex are not carried over and have been adjusted to $0. The assets and liabilities of the Company have been brought forward at its book value and no goodwill has been recognized.

On August 15, 2017, Pollex, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Pollex merged with its wholly-owned subsidiary (the “Merger Sub” and, the transaction, the “Merger”). Upon consummation of the Merger, the separate existence of Merger Sub ceased.

The purpose of the Merger was to effect a change of the corporate name from Pollex, Inc., to eMARINE Global Inc. Upon the filing of Articles of Merger, Pollex’s Articles of Incorporation were deemed amended to reflect the name change.

2.	Pro Forma Information

The unaudited pro forma consolidated condensed financial statements of the Company is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The unaudited pro forma financial information is presented in an abbreviated form and therefore does not comply with all presentation and disclosure requirements of GAAP.

Foreign Currency Translation

The Company has a reporting currency of Korean Won, and the functional currency for the Company and Pollex is Korean Won and U.S. dollars, respectively. In preparing the Company’s consolidated financial statements, financial statements denominated in U.S. dollars have been converted to Korean Won for the pro forma at the spot rate of the balance sheet date for accounts in the balance sheets, and at the average rate for the period ended for accounts in the statements of operations and comprehensive loss.

F-6

Pro Forma Adjustments and Assumptions

The unaudited pro forma consolidated condensed balance sheets as of June 30, 2017 and December 31, 2016 are prepared as if the reverse merger and recapitalization had occurred on June 30, 2017 and December 31, 2016, respectively. The unaudited pro forma consolidated condensed statement of operations and comprehensive loss for the 6 month period ended June 30, 2017 and the year ended December 31, 2016, were prepared as if the reverse merger and recapitalization had occurred on January 1, 2017 and 2016, respectively.

The unaudited pro forma condensed consolidated combined financial statements have been developed from and should be read in conjunction with:

●	separate audited financial statements of e-Marine Co., Ltd. as of and for the year ended December 31, 2016 and the and the related notes;

●	separate unaudited financial statements of e-Marine Co., Ltd. as of and for the six months ended June 30, 2017 and the related notes;

●	separate audited financial statements of Pollex, Inc. as of and for the year ended December 31, 2016 and the related notes, included in Pollex, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016;

●	separate unaudited financial statements of Pollex, Inc. as of and for the six months ended June 30, 2017 and the related notes, included in Pollex, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017; and

●	the accompanying notes to the unaudited pro forma consolidated condensed financial statements

Unaudited Pro Forma Consolidated Condensed Financial Statements Adjustments

The unaudited pro forma consolidated condensed financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the reverse merger and recapitalization and the other related transactions occurred on the dates indicated. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed consolidated combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Pro Forma Adjustments to the Balance Sheet:

a. Represents Pollex’s historical balance sheet as of June 30, 2017 and December 31, 2016 to carve out Pollex’s assets and liabilities prior to the reverse merger.

b. Represents the conversion of convertible preferred shares to common shares as a result of the reverse merger.

c. Represents the recapitalization as a result of the share exchanges.

Pro Forma Adjustments to the Statement of Operations and Comprehensive Loss:

a. Represents Pollex’s historical statement of operations for the 6 month period ended June 30, 2017 and the year ended December 31, 2016 to carve out Pollex’s income and expenses prior to the reverse merger.